UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 15, 2022

Summit Materials, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500
Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
 Registrant’s Telephone Number, Including Area Code:  (303) 893-0012
Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company             ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

As previously disclosed by Summit Materials, Inc. (the "Company") on a Current Report on Form 8-K filed on November 14, 2022, Karli Anderson, formerly Executive Vice President, Chief ESG Officer and Head of Investor Relations of the Company has assumed leadership of the Company’s human resources and communications functions. In connection with her expanded leadership role the Company's Board of Directors (the "Board") appointed Ms. Anderson Executive Vice President, Chief People and ESG Officer and Head of Communications and, as approved by the Human Capital and Compensation Committee of the Board, Ms. Anderson has entered into a new offer of employment that provides for an increase in base salary from $394,000 to $475,000 to reflect her increased responsibilities.

The foregoing description of Ms. Anderson's new offer of employment does not purport to be complete and is qualified in its entirety by reference to such offer letter, a copy of which is filed as Exhibit 10.1 to, and is incorporated by reference into, this Current Report on Form 8-K.

Item 7.01     Regulation FD Disclosure.

On November 16, 2022, the Company issued a press release announcing Ms. Anderson's expanded leadership role. A copy of the Company’s press release is attached as Exhibit 99.1 to this report.

The information included under Item 7.01 of report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically incorporated by reference into any such filing.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Offer Letter between Summit Materials, Inc. and Karli Anderson.

99.1	Press Release of Summit Materials, Inc. dated November 16, 2022.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.
DATED: November 16, 2022
	By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	EVP, Chief Legal Officer & Secretary